POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                               /S/  JEREMY M. LEVIN
                               ------------------------
                                    JEREMY M. LEVIN

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                              /S/ SAMUEL D. WAKSAL
                               ------------------------
                                  SAMUEL D. WAKSAL

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                                /S/ HAROLD FIRST
                               ------------------------
                                    HAROLD FIRST

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                              /S/ PETER S. LIEBERT
                               ------------------------
                                  PETER S. LIEBERT

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                             /S/ LAWRENCE D. MUSCHEK
                               ------------------------
                                 LAWRENCE D. MUSCHEK

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                              /S/ WILLIAM A. SCOTT
                               ------------------------
                                  WILLIAM A. SCOTT

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                               /S/ THOMAS E. SHENK
                               ------------------------
                                   THOMAS E. SHENK

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                               /S/ JACK GUMPERT WASSERMAN
                               --------------------------
                                   JACK GUMPERT WASSERMAN

                               POWER OF ATTORNEY

      The undersigned Director of Cadus Pharmaceutical Corporation, a Delaware corporation (the "Corporation"), hereby appoints Jeremy M. Levin, Philip N. Sussman and James S. Rielly and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name, place and stead, in any and all capacities, a Registration Statement of the Corporation on Form S-1, relating to an initial public offering of the Corporation's common stock, par value $.001, and any and all amendments or post-effective amendments thereto, with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 13, 1996

                               /S/ ROBERT MITCHELL
                               --------------------------
                                   ROBERT MITCHELL